                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K/A


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                   MAY 2, 1996
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                          U.S. OFFICE PRODUCTS COMPANY
               ---------------------------------------------------
               (Exact name of registrant specified in its charter)



      DELAWARE                      0-25372                 52-1906050
- --------------------------------------------------------------------------------
 (State or other juris-            (Commission           (I.R.S. Employer
diction of incorporation)           File No.)           Identification No.)



  1440 NEW YORK AVENUE, N.W., SUITE 310, WASHINGTON, D.C.          20005
- --------------------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip Code)



                                 (202) 628-9500
- --------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

U.S. Office Products Company (the "Company") hereby amends and restates
Item 7 of its current report on Form 8-K, dated May 2, 1996, as follows:

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Business Acquired

          Consolidated financial statements of School Specialty, Inc. as of December 31, 1995 and 1994 and for the years then ended.*

(b)  Pro Forma Financial Information

          Pro forma financial information as of January 31, 1996 and for the years ended April 30, 1995, 1994 and 1993 and the nine months ended January 31, 1995 and 1996.

(c)  Exhibits

     (i) Agreement and Plan of Reorganization, dated as of April 29, 1996, by and among School Specialty Inc., School Acquisition Corp., U.S. Office Products Company and certain investors of School Specialty, Inc. named therein.

     (ii)      Press Release, dated May 15, 1996

- ---------------------
*Previously filed in a current report on Form 8-K, dated March 7, 1996 (File No. 0-25372) and omitted pursuant to General Instruction B.3 of Form 8-K.

                    PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)

    The following unaudited pro forma combined financial statements give effect to the following acquisitions: Fiscal Year 1995 Consummated Acquisitions --General Office Products Company ("GOP"), acquired by Sharp
Pencil Holdings, Inc. effective    September    30,    1994;   Dameron
Pierson    Company   Limited ("Dameron-Pierson") and DeKalb  Office Supply
("DeKalb") effective January 31, 1995; The H.H. West Company ("H.H. West") effective February 25, 1995; Fiscal Year 1996 Consummated Acquisitions -- Coffee Butler Service, Inc. ("Coffee Butler") effective August 1, 1995; C.W. Mills Paper Company ("C.W. Mills") effective August
1,   1995;  The  Smith-Wilson   Co.  ("Copenhaver   Holdings, Incorporated")
effective August 27, 1995; MISSCO Commercial Division ("MISSCO") effective October 6, 1995; Emmons-Napp Office Products, Inc. -- Commercial Division ("Emmons-Napp") effective January 16, 1996; Blue Star Group Limited ("Blue Star Group") effective February 27, 1996; U-Bix Business Machines Limited ("U-Bix") by Blue Star Group (assuming 100% of U-Bix shares acquired); and the Company's other consummated acquisitions; Fiscal Year
1996 Pending Acquisitions -- acquisitiions that were  negotiated   after
January 31, 1996, including School Specialty, Inc. ("School Speciality"), The J Thayer Company, Radar Holding Corporation, Raleigh Office Supply, Kentwood Office Furniture, Inc. and certain other pending acquisitions.
The pro forma combined financial statements also give effect to (i) the Company's initial public offering in February 1995, (ii) the sale by the Company of 4,025,000 shares of Common Stock (the "Common Stock") in August 1995, (iii) the sale by the Company of 5,543,045 shares of Common Stock (the "Stock Offering") and $143,750,000 of 5 1/2% Convertible Subordinated Notes (the "Note Offering," referred to jointly as the "1996 Offerings") in February and March 1996 and (iv) the sale by the Company of $200,000,000 of 5 1/2% Convertible Subordinated Notes, to be completed later in May 1996 (the "May Note Offering"). The pro forma combined financial statements are based on historical financial statements of the Company, the Fiscal Year 1995 Consummated Acquisitions, the Fiscal Year 1996 Consummated Acquisitions and the Fiscal Year 1996 Pending Acquisitions and certain assumptions set forth below and in the notes to the pro forma combined financial statements. The historical financial statements of the Company give retroactive effect to the following acquisitions which were accounted for under the pooling of interest method of accounting: Mills Morris Arrow ("MMA"), Carithers-Wallace-Courtenay, Inc. ("CWC"), certain companies owned by the Costigan family (the "Costigan Companies") and certain other consummated acquisitions.

    The unaudited pro forma combined balance sheet gives effect to the combination of the Company with the Blue Star Group, other acquisitions included in the Fiscal Year 1996 Consummated Acquisitions, consummated during February 1996 and the Fiscal Year 1996 Pending Acquisitions as if all such acquisitions had occurred on the Company's most recent balance sheet date, January 31, 1996.

    The pro forma combined statement of operations for the year ended April 30, 1995 gives effect to the Fiscal Year 1995 Consummated Acquisitions, the Fiscal Year 1996 Consummated Acquisitions and the Fiscal Year 1996 Pending Acquisitions as if all such acquisitions had been made on May 1, 1994.

    The pro forma combined statement of operations for the year ended April 30, 1995 includes the audited financial information of the Company for the year ended April 30, 1995 (which includes the results of GOP, Dameron-Pierson, DeKalb and H.H. West from their respective dates of acquisition) and the financial information for the following companies for the periods indicated:

COMPANY                                                                        PERIOD
- -----------------------------------------------------------  -------------------------------------------
GOP........................................................  Five Months ended September 30, 1994
Dameron-Pierson............................................  Nine Months ended January 31, 1995
DeKalb.....................................................  Nine Months ended January 31, 1995
H.H. West..................................................  Ten Months ended February 24, 1995
Coffee Butler..............................................  Year ended March 31, 1995
C.W. Mills.................................................  Year ended April 30, 1995
MISSCO.....................................................  Year ended March 31, 1995
Copenhaver Holdings, Incorporated..........................  Year ended June 30, 1995
Emmons-Napp................................................  Year ended April 30, 1995
Blue Star Group............................................  Year ended March 31, 1995
U-Bix......................................................  Year ended June 30, 1995
School Specialty...........................................  Year ended December 31, 1994
The J Thayer Company.......................................  Year ended December 31, 1994
Radar Holdings Corporation.................................  Year ended June 30, 1995
Raleigh Office Supply......................................  Year ended April 30, 1995
Kentwood Office Furniture, Inc. ...........................  Year ended December 31, 1994
Other acquisitions and other Fiscal Year 1996 Pending
 Acquisitions..............................................  Year ended April 30, 1995 (or a date within
                                                              93 days of April 30, 1995)

    The pro forma combined statement of operations for the nine months ended January 31, 1996 includes the unaudited interim financial information of the Company, the Fiscal Year 1996 Consummated Acquisitions and the Fiscal Year 1996 Pending Acquisitions for the nine months ended January 31, 1996.

    The pro forma  combined statement of  operations for the  nine months  ended
January 31, 1995 includes the unaudited interim financial information of the Company, the Fiscal Year 1995 Consummated Acquisitions, the Fiscal Year 1996 Consummated Acquisitions and the Fiscal Year 1996 Pending Acquisitions for the nine months ended January 31, 1995.

    The pro forma combined statement of operations for the years ended April 30, 1994 and 1993 gives effect to the Fiscal Year 1996 Pending Acquisitions of School Specialty, Inc., The J Thayer Company, Radar Holdings Corporation, Kentwood Office Furniture, Inc, certain other consummated acquisitions and other Fiscal Year 1996 Pending Acquisitions which will be accounted for under the pooling-of-interests method.

    Pro forma adjustments are based upon preliminary estimates, available information and certain assumptions that management deems appropriate. The unaudited pro forma combined financial data presented herein are not necessarily indicative of the results the Company would have obtained had such events occurred at the beginning of the period, as assumed, or of the future results of the Company. The pro forma combined financial statements should be read in conjunction with the other financial statements and notes thereto included elsewhere in this report and other filings of the Company.

                          U.S. OFFICE PRODUCTS COMPANY
                        PRO FORMA COMBINED BALANCE SHEET
                                JANUARY 31, 1996
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                                                       FISCAL YEAR 1996 PENDING ACQUISITIONS
                                                               ------------------------------------------------------
                                     U.S. OFFICE                                                   RADAR      RALEIGH
                                      PRODUCTS     BLUE STAR       SCHOOL        THE J THAYER    HOLDINGS     OFFICE
                                       COMPANY       GROUP     SPECIALTY, INC.     COMPANY      CORPORATION   SUPPLY
                                     -----------   ---------   ---------------   ------------   -----------   -------
ASSETS
Current Assets:
  Cash.............................   $  4,628                                      $  264
  Accounts receivable..............     83,627       24,832         11,381           3,304          6,963      3,499
  Inventory........................     34,631       12,477          6,986             429          2,388      2,643
  Prepaid and other current
   assets..........................     14,499                       2,032               9            202
                                     -----------   ---------       -------          ------      -----------   -------
    Total current assets...........    137,385       37,309         20,399           4,006          9,553      6,142
Property and equipment, net........     29,983       11,491          7,094             460          1,265        402
Intangible assets, net.............     89,662        2,908          7,032             147            577
Other assets.......................      1,712       10,840            224               5            224        101
                                     -----------   ---------       -------          ------      -----------   -------
    Total assets...................   $258,742      $62,548        $34,749          $4,618        $11,619     $6,645
                                     -----------   ---------       -------          ------      -----------   -------
                                     -----------   ---------       -------          ------      -----------   -------
LIABILITIES AND STOCKHOLDERS'
 EQUITY
Current liabilities:
  Short-term debt..................   $ 54,394      $21,558        $15,394          $   25        $ 2,877
  Accounts payable.................     35,604       12,961          4,771           2,478          4,509        726
  Accrued compensation.............      7,331                                         161            418        208
  Other accrued liabilities........      7,796        4,987          5,684             222            927         63
                                     -----------   ---------       -------          ------      -----------   -------
    Total current liabilities......    105,125       39,506         25,849           2,886          8,731        997
Long term debt.....................      6,620        9,228         13,131             619          2,003
Notes payable to officers and
 shareholders......................        241
Deferred income taxes..............      4,988                                                         14
Other long-term liabilities........        121                         508              48
Minority Interest in subsidiary....                     275
Stockholders' equity:
  Common stock.....................         20                         803              33            612
  Additional paid-in capital.......    126,738                       3,012
  Preferred Stock..................                                  1,000
  Retained earnings................     14,889                      (9,554)          1,032            259
                                     -----------   ---------       -------          ------      -----------   -------
                                       141,647                      (4,739)          1,065            871
Equity of acquired companies.......                  13,539                                                    5,648
                                     -----------   ---------       -------          ------      -----------   -------
    Total Liabilities and
     Shareholders Equity...........   $258,742      $62,548        $34,749          $4,618        $11,619     $6,645
                                     -----------   ---------       -------          ------      -----------   -------
                                     -----------   ---------       -------          ------      -----------   -------


                                      FISCAL YEAR 1996 PENDING    FISCAL YEAR
                                            ACQUISITIONS             1996
                                     --------------------------  ACQUISITIONS                   PRO FORMA       PRO FORMA
                                     KENTWOOD OFFICE               PRO FORMA                     OFFERING       COMBINED
                                     FURNITURE, INC.    OTHER     ADJUSTMENTS     SUBTOTAL     ADJUSTMENTS       TOTALS
                                     ---------------   --------  -------------   ----------   --------------   -----------
ASSETS
Current Assets:
  Cash.............................                    $  3,536    $(64,896)(d)  $ (56,468)     $ 121,600(a)   $  260,295
                                                                                                  138,700(b)
                                                                                                  193,500(b)
                                                                                                 (137,037)(c)
  Accounts receivable..............       1,193          46,132                    180,931                        180,931
  Inventory........................       1,254          27,143                     87,951                         87,951
  Prepaid and other current
   assets..........................          49           2,312                     19,103                         19,103
                                         ------        --------  -------------   ----------   --------------   -----------
    Total current assets...........       2,496          79,123     (64,896)       231,517        316,763         548,280
Property and equipment, net........         195           7,687                     58,577                         58,577
Intangible assets, net.............          43             235      88,845(d)     189,449                        189,449
Other assets.......................                      34,110       3,000(d)      50,216         11,550(b)       61,766
                                         ------        --------  -------------   ----------   --------------   -----------
    Total assets...................      $2,734        $121,155    $ 26,949      $ 529,759      $ 328,313      $  858,072
                                         ------        --------  -------------   ----------   --------------   -----------
                                         ------        --------  -------------   ----------   --------------   -----------
LIABILITIES AND STOCKHOLDERS'
 EQUITY
Current liabilities:
  Short-term debt..................      $  100        $ 52,811                  $ 147,159      $(101,464)(c)      45,695
  Accounts payable.................         639          21,247                     82,935                     $   82,935
  Accrued compensation.............         136           1,066    $     --          9,320                          9,320
  Other accrued liabilities........          74           2,360                     22,113                         22,113
                                         ------        --------  -------------   ----------   --------------   -----------
    Total current liabilities......         949          77,484                    261,527       (101,464)        160,063
Long term debt.....................         970           1,883                     34,454        143,750(b)      343,750
                                                                                                  200,000(b)
                                                                                                  (34,454)(c)
Notes payable to officers and
 shareholders......................                         878                      1,119         (1,119)(c)          --
Deferred income taxes..............                       1,141                      6,143                          6,143
Other long-term liabilities........                          18                        695                            695
Minority Interest in subsidiary....                                                    275                            275
Stockholders' equity:
  Common stock.....................          50             123      (1,613)(d)         28              6(a)           34
  Additional paid-in capital.......         150             459      81,360(d)     211,719        121,594(a)      333,313
  Preferred Stock..................                                  (1,000)(d)
  Retained earnings................         615           6,558                     13,799                         13,799
                                         ------        --------  -------------   ----------   --------------   -----------
                                            815           7,140      78,747        225,546        121,600         347,146
Equity of acquired companies.......                      32,611     (51,798)(d)
                                         ------        --------  -------------   ----------   --------------   -----------
    Total Liabilities and
     Shareholders Equity...........      $2,734        $121,155    $ 26,949      $ 529,759      $ 328,313      $  858,072
                                         ------        --------  -------------   ----------   --------------   -----------
                                         ------        --------  -------------   ----------   --------------   -----------

       See accompanying notes to pro forma combined financial statements.

                          U.S. OFFICE PRODUCTS COMPANY
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED APRIL 30, 1995
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                                  PENDING FISCAL YEAR 1996 ACQUISITIONS
                                                                               --------------------------------------------
                                     U.S. OFFICE      1995          1996                                           RADAR
                                      PRODUCTS     CONSUMMATED   CONSUMMATED       SCHOOL        THE J THAYER    HOLDINGS
                                       COMPANY     ACQUISITIONS  ACQUISITIONS  SPECIALTY, INC.     COMPANY      CORPORATION
                                     -----------   -----------   -----------   ---------------   ------------   -----------
Revenues...........................   $256,091       $83,442      $427,347         $95,370         $22,790        $19,377
Cost of revenues...................    193,256        66,949       297,427          71,967          18,416         14,230
                                     -----------   -----------   -----------       -------       ------------   -----------
  Gross Profit.....................     62,835        16,493       129,920          23,403           4,374          5,147
Selling, General and Administrative
 expenses..........................     55,645        14,176       124,053          19,662           3,767          4,594
                                     -----------   -----------   -----------       -------       ------------   -----------
  Operating income.................      7,190         2,317         5,867           3,741             607            553
Other (income) expense:
  Interest expense.................      1,782           503         6,936           2,318             100            201
  Minority interest in
   subsidiary......................                                    (34)
  Other (income) expense...........       (539)          (79)       (9,556)            (86)              2
                                     -----------   -----------   -----------       -------       ------------   -----------
Income (loss) before provision for
 income taxes......................      5,947         1,893         8,521           1,509             505            352
Provision for income taxes.........      1,545           299         2,348             198
                                     -----------   -----------   -----------       -------       ------------   -----------
Net income (loss)..................   $  4,402       $ 1,594      $  6,173         $ 1,311         $   505        $   352
                                     -----------   -----------   -----------       -------       ------------   -----------
                                     -----------   -----------   -----------       -------       ------------   -----------
Weighted average shares
 outstanding.......................
Net income per share...............


                                          PENDING FISCAL YEAR 1996
                                                ACQUISITIONS
                                     ----------------------------------
                                     RALEIGH                                              COMBINED
                                     OFFICE   KENTWOOD OFFICE             PRO FORMA      PRO FORMA
                                     SUPPLY   FURNITURE, INC.    OTHER   ADJUSTMENTS       TOTALS
                                     -------  ---------------   -------  -----------   --------------
Revenues...........................  $27,183      $9,501        $87,846  $    --       $1,028,947
Cost of revenues...................   21,461       5,230         63,301                   752,237
                                     -------      ------        -------  -----------   --------------
  Gross Profit.....................    5,722       4,271         24,545                   276,710
Selling, General and Administrative
 expenses..........................    5,084       3,821         22,667    4,012(e)       253,288
                                                                          (4,193)(f)
                                     -------      ------        -------  -----------   --------------
  Operating income.................      638         450          1,878      181           23,422
Other (income) expense:
  Interest expense.................                  140            134    1,829(h)        13,943
  Minority interest in
   subsidiary......................                                  --                       (34)
  Other (income) expense...........     (153)         (9)          (165)                  (10,585)
                                     -------      ------        -------  -----------   --------------
Income (loss) before provision for
 income taxes......................      791         319          1,909   (1,648)          20,098
Provision for income taxes.........                                  76    3,768(i)         8,234
                                     -------      ------        -------  -----------   --------------
Net income (loss)..................  $   791      $  319        $ 1,833  $(5,416)      $   11,864
                                     -------      ------        -------  -----------   --------------
                                     -------      ------        -------  -----------   --------------
Weighted average shares
 outstanding.......................                                                        31,093(j)
Net income per share...............                                                    $     0.38
                                                                                       --------------
                                                                                       --------------

       See accompanying notes to pro forma combined financial statements

                          U.S. OFFICE PRODUCTS COMPANY
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED JANUARY 31, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                         FISCAL YEAR 1996 PENDING ACQUISITIONS
                                                                      --------------------------------------------
                                     U.S. OFFICE   FISCAL YEAR 1996                                       RADAR
                                      PRODUCTS       CONSUMMATED          SCHOOL        THE J THAYER    HOLDINGS
                                       COMPANY       ACQUISITIONS     SPECIALTY, INC.     COMPANY      CORPORATION
                                     -----------   ----------------   ---------------   ------------   -----------
Revenues...........................   $349,937         $311,674          $104,566         $24,846        $30,501
Cost of revenues...................    266,958          210,180            75,864          20,481         22,647
                                     -----------       --------       ---------------   ------------   -----------
  Gross Profit.....................     82,979          101,494            28,702           4,365          7,854
Selling, General and Administrative
 expenses..........................     77,239           93,787            25,058           3,836          7,022
                                     -----------       --------       ---------------   ------------   -----------
  Operating income.................      5,740            7,707             3,644             529            832
Other (income) expense:
  Interest expense.................      2,194            6,309             3,382              73            386
  Minority interest in
   subsidiary......................                         115
  Other (income) expense...........       (747)          (7,227)              (16)              7
                                     -----------       --------       ---------------   ------------   -----------
Income (loss) before provision for
 income taxes......................      4,293            8,510               278             449            446
Provision for income taxes.........      1,266            2,190               111
                                     -----------       --------       ---------------   ------------   -----------
Net income (loss)..................   $  3,027         $  6,320          $    167         $   449        $   446
                                     -----------       --------       ---------------   ------------   -----------
                                     -----------       --------       ---------------   ------------   -----------
Weighted average shares
 outstanding.......................
Net income per share...............


                                          FISCAL YEAR 1996 PENDING
                                                ACQUISITIONS
                                     -----------------------------------
                                     RALEIGH                                             PRO FORMA
                                      OFFICE   KENTWOOD OFFICE             PRO FORMA      COMBINED
                                      SUPPLY   FUNRITURE, INC.    OTHER   ADJUSTMENTS      TOTALS
                                     --------  ---------------   -------  -----------   ------------
Revenues...........................  $20,888       $9,740        $77,794  $    --       $929,946
Cost of revenues...................   15,966        5,716         58,276                 676,088
                                     --------      ------        -------  -----------   ------------
  Gross Profit.....................    4,922        4,024         19,518                 253,858
Selling, General and Administrative
 expenses..........................    3,863        3,395         18,452    2,305(e)     225,291
                                                                             (358)(f)
                                                                           (9,308)(g)
                                     --------      ------        -------  -----------   ------------
  Operating income.................    1,059          629          1,066    7,361         28,567
Other (income) expense:
  Interest expense.................                    61             55   (1,471)(h)     10,989
  Minority interest in
   subsidiary......................                                                          115
  Other (income) expense...........      (92 )        (23)          (240)                 (8,338)
                                     --------      ------        -------  -----------   ------------
Income (loss) before provision for
 income taxes......................    1,151          591          1,251    8,832         25,801
Provision for income taxes.........                                  290    7,141(i)      10,997
                                     --------      ------        -------  -----------   ------------
Net income (loss)..................  $ 1,151       $  591        $   961  $ 1,691       $ 14,804
                                     --------      ------        -------  -----------   ------------
                                     --------      ------        -------  -----------   ------------
Weighted average shares
 outstanding.......................                                                       31,323(j)
Net income per share...............                                                     $   0.47
                                                                                        ------------
                                                                                        ------------

       See accompanying notes to pro forma combined financial statements

                          U.S. OFFICE PRODUCTS COMPANY
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED JANUARY 31, 1995
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                                                           FISCAL YEAR 1996 PENDING
                                                                                                 ACQUISITIONS
                                     U.S. OFFICE   FISCAL YEAR 1995   FISCAL YEAR 1996   -----------------------------
                                      PRODUCTS       CONSUMMATED        CONSUMMATED          SCHOOL       THE J THAYER
                                       COMPANY       ACQUISITIONS       ACQUISITIONS     SPECIALTY INC.     COMPANY
                                     -----------   ----------------   ----------------   --------------   ------------
Revenues...........................   $168,989         $78,708            $319,251          $76,147         $18,609
Cost of revenues...................    125,641          63,150             221,182           54,165          15,153
                                     -----------       -------            --------          -------       ------------
  Gross Profit.....................     43,348          15,558              98,069           21,982           3,456
Selling, General and Administrative
 expenses..........................     38,158          13,416              92,219           17,155           2,784
                                     -----------       -------            --------          -------       ------------
  Operating income (loss)..........      5,190           2,142               5,850            4,827             672
Other (income) expense:
  Interest expense.................      1,274             471               4,677            1,424              77
  Minority interest in
   subsidiary......................                                            607
  Other (income) expense...........       (403)            (76)             (7,356)            (226)              1
                                     -----------       -------            --------          -------       ------------
Income (loss) before provision for
 income taxes......................      4,319           1,747               7,922            3,629             594
Provision for income taxes.........        998             248               2,143               30
                                     -----------       -------            --------          -------       ------------
Net income (loss)..................   $  3,321         $ 1,499            $  5,779          $ 3,599         $   594
                                     -----------       -------            --------          -------       ------------
                                     -----------       -------            --------          -------       ------------
Weighted average shares
 outstanding.......................
Net income per share...............


                                          FISCAL YEAR 1996 PENDING ACQUISITIONS
                                     ------------------------------------------------
                                        RADAR      RALEIGH      KENTWOOD                              PRO FORMA
                                      HOLDINGS      OFFICE       OFFICE                 PRO FORMA      COMBINED
                                     CORPORATION    SUPPLY   FURNITURE INC.    OTHER   ADJUSTMENTS      TOTALS
                                     -----------   --------  --------------   -------  -----------   ------------
Revenues...........................    $13,111     $19,939       $9,501       $56,338  $    --       $760,593
Cost of revenues...................      9,591      15,811        5,568        42,057                 552,318
                                     -----------   --------      ------       -------  -----------   ------------
  Gross Profit.....................      3,520       4,128        3,933        14,281                 208,275
Selling, General and Administrative
 expenses..........................      3,143       3,925        3,464        14,263    3,010(e)     190,656
                                                                                          (881)(f)
                                     -----------   --------      ------       -------  -----------   ------------
  Operating income (loss)..........        377         203          469            18   (2,129)        17,619
Other (income) expense:
  Interest expense.................        134                      140            47    1,663(h)       9,907
  Minority interest in
   subsidiary......................                                                --                     607
  Other (income) expense...........                   (125 )         (8)          (90)      --         (8,283)
                                     -----------   --------      ------       -------  -----------   ------------
Income (loss) before provision for
 income taxes......................        243         328          337            61   (3,792)        15,388
Provision for income taxes.........                                                19    3,098(i)       6,536
                                     -----------   --------      ------       -------  -----------   ------------
Net income (loss)..................    $   243     $   328       $  337       $    42  $(6,890)      $  8,852
                                     -----------   --------      ------       -------  -----------   ------------
                                     -----------   --------      ------       -------  -----------   ------------
Weighted average shares
 outstanding.......................                                                                    30,069(j)
Net income per share...............                                                                  $   0.29
                                                                                                     ------------
                                                                                                     ------------

       See accompanying notes to pro forma combined financial statements

                          U.S. OFFICE PRODUCTS COMPANY
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED APRIL 30, 1994
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                    U.S. OFFICE                                       RADAR         KENTWOOD                              PRO FORMA
                     PRODUCTS         SCHOOL        THE J THAYER    HOLDINGS         OFFICE                  PRO FORMA    COMBINED
                      COMPANY     SPECIALTY, INC.     COMPANY      CORPORATION   FURNITURE, INC     OTHER   ADJUSTMENTS    TOTALS
                    -----------   ---------------   ------------   -----------   ---------------   -------  -----------   ---------
Revenues..........   $159,240         $55,555         $12,773        $10,840         $8,086        $45,909  $     --      $ 292,403
Cost of
 revenues.........    116,010          40,375          10,594          7,205          4,385         31,722                  210,291
                    -----------       -------       ------------   -----------       ------        -------  -----------   ---------
  Gross Profit....     43,230          15,180           2,179          3,635          3,701         14,187                   82,112
Selling, General
 and
 Administrative
 expenses.........     38,084          13,990           1,944          3,479          3,300         13,689                   74,486
                    -----------       -------       ------------   -----------       ------        -------  -----------   ---------
  Operating
   income.........      5,146           1,190             235            156            401            498                    7,626
Other (income)
 expense:
  Interest
   expense........      1,106           1,350              89                           181            105                    2,831
  Other (income)
   expense........       (563)             31               1             98                          (280)                    (713)
                    -----------       -------       ------------   -----------       ------        -------  -----------   ---------
Income (loss)
 before provision
 for income
 taxes............      4,603            (191)            145             58            220            673                    5,508
Provision for
 income taxes.....        926              16                             11                            25     1,390(k)       2,368
                    -----------       -------       ------------   -----------       ------        -------  -----------   ---------
Net income
 (loss)...........   $  3,677         $  (207)        $   145        $    47         $  220        $   648  $ (1,390)     $   3,140
                    -----------       -------       ------------   -----------       ------        -------  -----------   ---------
                    -----------       -------       ------------   -----------       ------        -------  -----------   ---------

       See accompanying notes to pro forma combined financial statements

                          U.S. OFFICE PRODUCTS COMPANY
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED APRIL 30, 1993
                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                                                                                               KENTWOOD
                                                     U.S. OFFICE     SCHOOL                        RADAR        OFFICE
                                                      PRODUCTS     SPECIALTY,    THE J THAYER    HOLDINGS     FURNITURE,
                                                       COMPANY        INC.          COMPANY     CORPORATION      INC.
                                                     -----------  -------------  -------------  -----------  -------------
Revenues...........................................   $ 137,004     $  53,986      $   8,694     $   8,119     $   6,833
Cost of revenues...................................      99,696        39,573          7,082         5,482         3,713
                                                     -----------  -------------       ------    -----------       ------
  Gross Profit.....................................      37,308        14,413          1,612         2,637         3,120
Selling, General and Administrative expenses.......      34,819        17,156          1,495         2,518         2,838
                                                     -----------  -------------       ------    -----------       ------
Operating income (loss)............................       2,489        (2,743)           117           119           282
Other (income) expense:
  Interest expense.................................       1,085         1,424            124            23           228
  Other (income) expense...........................        (713)         (149)           (11)           (4)
                                                     -----------  -------------       ------    -----------       ------
Income (loss) before provision for income
 taxes.............................................       2,117        (4,018)             4           100            54
Provision for income taxes.........................         663            11                          (13)
                                                     -----------  -------------       ------    -----------       ------
Net income (loss)..................................   $   1,454     $  (4,029)     $       4     $     113     $      54
                                                     -----------  -------------       ------    -----------       ------
                                                     -----------  -------------       ------    -----------       ------


                                                                              PRO FORMA
                                                                 PRO FORMA     COMBINED
                                                       OTHER    ADJUSTMENTS     TOTALS
                                                     ---------  ------------  ----------
Revenues...........................................  $  45,408  $      --     $  260,044
Cost of revenues...................................     31,965                   187,511
                                                     ---------     ------     ----------
  Gross Profit.....................................     13,443                    72,533
Selling, General and Administrative expenses.......     13,302                    72,128
                                                     ---------     ------     ----------
Operating income (loss)............................        141                       405
Other (income) expense:
  Interest expense.................................        102                     2,986
  Other (income) expense...........................       (208)                   (1,085)
                                                     ---------     ------     ----------
Income (loss) before provision for income
 taxes.............................................        247                    (1,496)
Provision for income taxes.........................         14     (1,332)(k)       (657)
                                                     ---------     ------     ----------
Net income (loss)..................................  $     233  $   1,332     $     (839)
                                                     ---------     ------     ----------
                                                     ---------     ------     ----------

       See accompanying notes to pro forma combined financial statements

                          U.S. OFFICE PRODUCTS COMPANY
              NOTES TO THE PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

1.  UNAUDITED PRO FORMA COMBINED BALANCE SHEET ADJUSTMENTS

    (a) Adjustment to reflect $121,600 of net proceeds from the sale of 5,543,045 shares of common stock, including the underwriters' over-allotment option of 610,000 shares which was exercised in March 1996, as part of the Stock Offering in February 1996 (net of expenses and underwriting discount).

    (b) Adjustment to reflect the $138,700 of net proceeds from the sale of $143,750 of convertible notes of the Note Offering in February 1996, including the underwriters' over-allotment option of $18,750, which was exercised in March 1996, as part of the Note Offering in February 1996 (net of expenses and underwriters discount). Adjustment to reflect $193,500 of net proceeds from the expected sale of $200,000 of Notes in the May Note Offering (net of expenses and underwriters' discount).

    (c) Adjustment to reflect the use of the proceeds from the issuance of common stock and the notes in the 1996 Offerings to (i) repay short-term debt of $101,464, (ii) repay long-term debt of $34,454 and (iii) repay notes payable to officers and stockholders of $1,119.

    (d) Adjustment to reflect purchase price adjustments associated with certain Fiscal Year 1996 Consummated Acquisitions and the Fiscal Year 1996 Pending Acquisitions noted below. Except as noted, the Company has entered into agreements or non-binding letters of intent with respect to its acquisition of all of the outstanding common stock of the companies listed below:

                                                                                     STOCK
                                                                             ----------------------
COMPANY                                            CONSIDERATIONS   CASH       SHARES      VALUE     GOODWILL (1)
- -------------------------------------------------  -------------  ---------  ----------  ----------  -----------
Poolings:
  School Specialties, Inc........................   $    40,000               1,538,462  $   40,000
  The J Thayer Company...........................        20,000               1,226,054      20,000
  Radar Holding Corporation......................        19,000                 863,636      19,000
  Kentwood Office Furniture, Inc.................         6,000                 261,362       6,000
  Other acquisitions and other Fiscal Year 1996
   Pending Acquisitions..........................        26,660               1,543,305      26,660
                                                   -------------             ----------  ----------
    Total Poolings...............................   $   111,660               5,432,819  $  111,660
                                                   -------------             ----------  ----------
                                                   -------------             ----------  ----------
Purchases:
  Blue Star Group................................   $    68,000   $  10,000   2,264,753  $   58,000   $  54,461
  U-Bix Business Machines........................        19,000      19,000                               1,181
  Raleigh Office Supply..........................        12,788      12,788                               7,140
  Other acquisitions and other Fiscal Year 1996
   Pending Acquisitions..........................        43,855      23,108   1,007,688      20,747      26,063
                                                   -------------  ---------  ----------  ----------  -----------
    Total Purchases..............................   $   143,643   $  64,896   3,272,441  $   78,747   $  88,845
                                                   -------------  ---------  ----------  ----------  -----------
                                                   -------------  ---------  ----------  ----------  -----------

- ------------------------
(1) The portion of the consideration assigned to goodwill in transactions accounted for as purchases represents the excess of the cost over the fair value of the net assets acquired. The Company amortizes goodwill over a period of 40 years. The recoverability of the unamortized goodwill will be assessed on an ongoing basis by comparing anticipated undiscounted future cash flows from operations to net book value.

                          U.S. OFFICE PRODUCTS COMPANY
        NOTES TO THE PRO FORMA COMBINED FINANCIAL STATEMENTS (CONTINUED)
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

2.  UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS ADJUSTMENTS

    (e) Adjustment to reflect the increase in amortization expense relating to the goodwill recorded in purchase accounting related to the following acquisitions and the amortization of such goodwill over an estimated life of 40 years:

                                                                                           NINE MONTHS ENDED
                                                                             YEAR ENDED       JANUARY 31,
                                                                              APRIL 30    --------------------
                                                                                1995        1996       1995
                                                                             -----------  ---------  ---------
Fiscal Year 1995 Consummated Acquisitions..................................   $     348              $     261
Fiscal Year 1996 Consummated Acquisitions..................................       2,225   $   1,226      1,670
Fiscal Year 1996 Pending Acquisitions......................................       1,439       1,079      1,079
                                                                             -----------  ---------  ---------
                                                                              $   4,012   $   2,305  $   3,010
                                                                             -----------  ---------  ---------
                                                                             -----------  ---------  ---------

    (f) Adjustment to reflect the reduction in executive compensation, as a result of the elimination of certain executive positions and the renegotiation of executive compensation arrangements, made in conjunction with the acquisition of Andrews Office Supply and Equipment Company (1995: $731; January 1995: $224; January 1996: $0), Burgess, Anderson & Tate, Inc. (1995: $269; January 1995:
$80; January 1996: $0), Coffee Butler (1995: $1,058; January 1995: $265; January
1996: $216),  Reliable Office  Products, Inc.  (1995: $187;  January 1995:  $47;
January  1996: $47), MMA (1995: $1,508;  January 1995: $326; January 1996: $95),
and the  MISSCO  (1995: $1,257;  January  1995:  $189; January  1996:  $0).  The
reduction is partially offset by increased corporate overhead (1995: $817; January 1995: $250; January 1996: $0) related to the newly formed public entity.

    (g) Adjustment to reflect the reduction in one-time nonrecurring costs related to pooling-of-interests business combinations, certain discontinued printing operations, and restructuring charges. The adjustment includes: (i) $3,962 related to payments to certain key employees in conjunction with agreements entered into by MMA which required the payment of a percentage of the gain recognized as a result of the business combination of MMA with the Company,
(ii) $2,132 of legal, accounting and finders' fees related to these business combinations, (iii) $682 related to the discontinuation of the printing division at a subsidiary and (iv) $2,532 related to restructuring charges accrued for one of the pending acquisition.

    (h) Adjustment to reflect the increase (decrease) in interest expense resulting from the utilization of the proceeds from the sale of the notes issued in the Note Offering in February 1996 at an interest rate of 5.5% plus amortization of debt issuance costs of $11,550 over the term of the notes. (1995: $1,939; January 1995: $1,455; January 1996: $1,455).

    (i) Adjustment to calculate the provision of income taxes on the combined pro forma results at the effective statutory rate of 43%. The difference between the effective tax rate of 43% and the statutory tax rate of 35% represents the effect of state taxes and non-deductible goodwill.

    (j) The weighted average shares outstanding used to calculate pro forma earnings per share is based on 31,093, 31,323 and 31,069 shares of Common Stock and Common Stock equivalents outstanding for the year ended April 30, 1995 and the nine months ended January 31, 1996 and 1995, respectively. These amounts are

                          U.S. OFFICE PRODUCTS COMPANY
        NOTES TO THE PRO FORMA COMBINED FINANCIAL STATEMENTS (CONTINUED)
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

2. UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS ADJUSTMENTS (CONTINUED) based on the following shares and 92, 322 and 68 Common Stock equivalents considered to be outstanding related to stock options, for the year ended April 30, 1995 and the nine month periods ended January 31, 1996 and 1995, respectively.

Shares issued in conjunction with the formation of the Company......      3,878
Shares issued in the initial public offering........................      3,738
Shares issued to acquire H.H. West..................................        875
Shares issued to acquire Coffee Butler..............................        757
Shares issued to acquire C.W. Mills.................................        373
Shares issued to acquire MMA........................................      1,751
Shares issued to acquire Copenhaver Holdings, Incorporated..........        323
Shares issued in the Company's public offering in August 1995.......      4,025
Shares issued to acquire CWC........................................      1,161
Shares issued to acquire Costigan Companies.........................      1,515
Shares issued to acquire Blue Star Group............................      2,265
Shares issued to acquire Emmons-Napp................................        515
Shares issued in the Company's public offering in March 1996 to cover the purchase price to be paid in connection with Fiscal Year
 1996 Pending Acquisitions..........................................      2,482
Shares to be issued subsequent to January 31, 1996 to acquire School
 Specialty, Inc.....................................................      1,538
Shares to be issued subsequent to January 31, 1996 to acquire The J
 Thayer Company.....................................................      1,226
Shares to be issued subsequent to January 31, 1996 to acquire Radar
 Holdings Corporation...............................................        864
Shares to be issued subsequent to January 31, 1996 to acquire
 Kentwood Office Furniture, Inc.....................................        261
Shares issued for other acquisitions and to be issued subsequent to
 January 31, 1996 for other Fiscal Year 1996 Pending Acquisitions...      3,454
                                                                      ---------
                                                                         31,001
                                                                      ---------
                                                                      ---------

    (k) Adjustment to reflect the income taxes for certain acquisitions accounted for under the pooling-of-interests method which were taxed as subchapter S corporations as if these companies had been subject to taxation as C corporations. As a result of being subchapter S corporations, any tax liabilities prior to acquisition were the responsibility of the individual company stockholders.

    Various of the Company's acquisitions since April 30, 1995 have been significant as defined in Rule 3-05 of Regulation S-X. The Company's pro forma assets as of April 30, 1995 and the Company's pro forma income before provision for income taxes for the fiscal year ended April 30, 1995, assuming in the case of the pro forma assets that the Company's significant acquisitions had been consummated as of April 30, 1995 and in the case of the pro forma income before provision for income taxes that the Company's significant acquisitions had been consummated as of May 1, 1994, would have been $365,900 and $15,000 respectively.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   U.S. OFFICE PRODUCTS COMPANY



Dated:    May 22, 1996            By:  /s/ Mark Director
                                        ----------------------
                                             Mark Director
                                             Executive Vice President and
                                             General Counsel